UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2014

FANTEX, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-55204 (Commission File Number)	80-0884134 (IRS Employer Identification Number)

330 Townsend Street, Suite 234
San Francisco, CA 94107
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 592-5950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.                Material Modification to Rights of Security Holders.

On July 21, 2014, Fantex, Inc. (the “Company”) closed an underwritten public offering of 523,700 shares of a new series of its convertible tracking stock, Fantex Series EJ Manuel Convertible Tracking Stock, par value $0.0001 per share (the “Fantex Series EJ Manuel”), at a price of $10.00 per share (the “Offering”). In connection with the Offering, on July 21, 2014, the Company filed a Certificate of Designations of the Fantex Series EJ Manuel (the “Certificate of Designations”) with the Secretary of State of the State of Delaware, effective on July 21, 2014, authorizing the Fantex Series EJ Manuel and establishing the rights of the holders of the Fantex Series EJ Manuel.

A description of the Fantex Series EJ Manuel issued in connection with the Offering is set forth under the captions “Description of Capital Stock” and “Management and Attribution Policies” in the prospectus that constitutes a part of the Company’s Registration Statement on Form S-1, File No. 333-194256 (the “Registration Statement”), initially filed with the U.S. Securities and Exchange Commission on February 28, 2014, as subsequently amended, and by the prospectuses filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”), in connection with such Registration Statement. Such Registration Statement, as amended, and any prospectus filed pursuant to Rule 424(b) under the Securities Act that includes such description, are hereby incorporated by reference herein.

The description set forth above is qualified in its entirety by the Certificate of Designations, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03.                Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 21, 2014, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware, effective on July 21, 2014. The information set forth under “Item 3.03 Material Modification to the Rights of Security Holders” is incorporated herein by reference thereto. A copy of the Certificate of Designations is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.                Other Events.

On July 21, 2014, Fantex Brokerage Services, LLC issued a press release announcing the closing of the underwritten public offering described in Item 3.03 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations of the Fantex Series EJ Manuel Convertible Tracking Stock.

99.1	Press release of Fantex Brokerage Services, LLC, dated July 21, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2014

FANTEX, INC.

By:	/s/ Bill Garvey
Name:	Bill Garvey
Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Designations of the Fantex Series EJ Manuel Convertible Tracking Stock.

99.1	Press release of Fantex Brokerage Services, LLC, dated July 21, 2014.